Exhibit 99.2

Transaction Systems Architects, Inc. Investor Overview May 2007

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. The Company’s forward guidance for calendar year 2007 is subject to adjustment, in part due to the risk factors noted in the Company’s annual report on Form 10-K filed with the SEC on May 11, 2007, including adjustment due to a historical error in the calculation of 60-month backlog and adjustment due to the increased expense associated with the stock options review. In addition, the Company is still in the process of finalizing its financial results for the quarters ending December 31, 2006 and March 31, 2007. These results and the Company’s subsequent forecast for the balance of the calendar year could result in adjustments to the Company’s financial guidance. The Company expects to update its guidance when it announces its preliminary financial results for the quarter ending March 31, 2007. The Company does not intend to update publicly the timing of the future possible adjustments to guidance going forward, except as circumstances may warrant or as required by law.

Presentation Topics Our Company Our Industry Our Products How We Win How We Grow Our Strategic Vision How We Measure It Risks and Obstacles

Key Takeaways* “TSA is in the catbird seat for global payments” – Phil Heasley, TSA CEO Best Payments Solutions Gold Standard for enterprise payments technology Comprehensive features for the payments value chain TSA plays an “honest broker” role Strong cash flow Long-term revenue growth Long-term backlog growth Leveraged earnings growth Leverageable balance sheet Global distribution system Over 800 customers in 84 countries Represented in countries comprising 95% of world GDP Two thirds of business is outside U.S. Positive industry fundamentals driven by payment volume growth, industry consolidation and regulatory pressures Payment volumes growing at 4X global gross domestic product Global Presence Industry Fundamentals Business Model

Our Company* TSA has a highly differentiated global presence in the payments industry Strategic Centers Regional Sales Office Distributors/Sales Agents Key Metrics Over 800 customers 84 countries, 33 offices Over 2,100 staff > 800 engineers > 180 sales staff Over 75 billion retail payments per year Over $5 trillion in wire transfers per day FY06 Financials Revenue - $348 million 60-mo backlog - $1.226 billion OFCF - $44 million CY07 Financials (est.) Revenue - $431- 450 million 60-mo backlog - $1.331-1.361 billion OFCF - $60-70 million

Our Industry

Our Industry Position Today and Tomorrow* Position Today Position Tomorrow Target Segments Segments Less than 25% of the top 500 world banks have TSA solutions Leadership in U.S. wholesale banking Leadership in North American retailer segment Less than 5% presence in top 500 banks for fraud solutions Geographies Limited presence in key geos Distributor-led model in key geos Business model On Demand business limited to U.S. based cash management Tactical view of services offerings Top 2000 world banks Top 500 world retailers Top 500 global payment processors Smaller banks and retailers via On Demand offering Segments 30-40% penetration in top 500 world banks Leadership in international wholesale banking segment Leadership in global retailer segment 10-20% of top 500 banks with TSA’s fraud solutions Geographies Deeper penetration in key geos Direct model in key geos Business model On Demand offering expanded to more solutions and more geos Expanded services offerings

Global Electronic Payments Growth Transaction Growth Compound Annual Growth Rate, 2004 to 2009 12.9% 13.1% 13.1% 10.5% -3.3% 10.3% 3.2% Electronic Retail Payments Retail Transfers Wholesale Checks Total Non-Cash Real GDP Source: 2006 ACI Payments Market Forecast TSA and its industry are growing in excess of traditional capital expenditure growth rates Electronic payment volumes are growing at 4x Gross Domestic Product Electronic Payments - Growth 2004 to 2009 Top 15 Countries Change in Transactions (millions) Compound Annual Growth Transactions Compound Annual Growth Real GDP 1 United States 52,273 12.4% 3.3% 2 China 17,080 31.6% 8.1% 3 United Kingdom 10,994 9.8% 2.5% 4 Brazil 9,978 13.9% 3.4% 5 South Korea 8,317 20.0% 5.2% 6 Germany 6,433 6.5% 1.5% 7 France 5,780 8.5% 2.0% 8 Canada 5,638 10.0% 2.8% 9 Russia 4,084 18.9% 4.8% 10 Mexico 3,763 17.1% 3.7% 11 Australia 3,544 10.4% 2.5% 12 Spain 3,261 11.4% 2.7% 13 Poland 3,243 20.3% 4.6% 14 India 3,180 26.1% 6.5% 15 Singapore 2,856 17.4% 4.5% Total Top 15 140,423 13.0% 3.5% World 174,414 12.9% 3.2% Electronic Payments - 2004 Total Transactions % of World % of World Real Top 15 Countries (millions) Transactions GDP 1 United States 66,014 31.5% 30.9% 2 United Kingdom 18,446 8.8% 4.6% 3 Germany 17,301 8.2% 5.6% 4 France 11,488 5.5% 4.1% 5 Brazil 10,856 5.2% 1.9% 6 Canada 9,189 4.4% 2.3% 7 China 5,794 2.8% 4.3% 8 South Korea 5,591 2.7% 1.8% 9 Australia 5,529 2.6% 1.2% 10 Japan 4,771 2.3% 14.2% 11 Spain 4,571 2.2% 1.9% 12 Netherlands 4,269 2.0% 1.1% 13 Italy 3,517 1.7% 3.2% 14 Belgium 3,395 1.6% 0.7% 15 Mexico 3,129 1.5% 1.8%  Total Top 15 173,860 82.9% 79.3% World 209,762 -- --

The Wholesale Banking Segment



The Segment

- TSA is a leader in the U.S.
- Target is top 2000 world banks
- TSA currently has over 120 customers
- Smaller banks addressed via ACI On Demand offering

Key Dynamics

- Regulatory compliance (e.g. SEPA)
- Many home-grown systems, many old systems
- Banking consolidation has created redundancies and silos

The Opportunity

- International markets
- Adding to wholesale solutions offering
- Adding to existing ACI On Demand offering
- Payment systems convergence

Key Sources of Competition

- In-house developed solutions
- Third-party software vendors, including FundTech, Logica, Tieto Enator, Clear2Pay and local providers

► ***TSA's highest potential growth segment, with significant international opportunities***

© 2007 Transaction Systems Architects, Inc.

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TSA

The Retail Banking Segment TSA is investing to win additional market share in its traditional sweet spot TSA is a global software leader Target is top 2000 world banks TSA currently has over 470 customers Smaller banks to be addressed via ACI On Demand offering 3rd-party processors In-house developed solutions Third-party software vendors, including eFunds, S1, Fair Isaac and local providers Payment volumes on the increase Regulatory compliance (e.g. EMV) Many home-grown systems, many old systems Banking consolidation has created redundancies and silos New share in under-penetrated countries ACI On Demand offering expands industry potential Payments systems convergence The IBM segment The Segment Key Dynamics The Opportunity Key Source of Competition

The Retailer Segment TSA offers a compelling cost advantage for payments processing to large retailers TSA has a leadership position in North America Target is top 500 global retailers TSA currently has over 100 customers Smaller retailers to be addressed via ACI On Demand offering 3rd party processors In-house developed solutions Third-party software vendors, including eFunds, S1, AJB and local software providers Payment volumes increasing Regulatory compliance Many home-grown systems, many old systems Industry consolidation has created redundancies and silos Displacing 3rd-party processors Replacing aging technology Facilitating payment systems consolidation The IBM segment The Segment Key Dynamics The Opportunity Key Source of Competition

The 3rd-Party Processor Segment TSA is replacing aging technology and consolidating platforms for payment processors TSA is the global software leader Target is top 500 global and local processors TSA currently has over 140 customers In-house developed solutions Third-party software vendors, including eFunds, Fair Isaac and local software providers Payment volumes increasing Regulatory compliance Many home-grown systems, many old systems Industry consolidation has created redundancies and silos Replacing aging technology Facilitating payment systems consolidation The IBM segment The Segment Key Dynamics The Opportunity Key Source of Competition

Our Products

End-to-end Solutions for Electronic Payments* Re-usable payments functions that are scalable, secure and enterprise-ready Transaction Acquiring Authentication Switching Authorization Payment Middleware, connectivity, security, data synchronization, testing and simulation, etc. Infrastructure Functions Card and Token Mgt Settlement & Reconciliation Fraud Management Online Banking Value-added Functions Payments Hubs Payments Productivity via Convergence Trade Finance Core Functions

Our Products



Retail Payment Engines

- BASE24-eps
- BASE24
- ACI Retail Commerce Server
- ACI Commerce Gateway

Wholesale Payment Engines

- ACI Money Transfer System
- ACI Enterprise Banker
- ACI Enterprise Enrollments
- ACI Trade Finance

Risk Management

- ACI Proactive Risk Manager
  - Debit card
  - Credit card
  - Merchant
  - Anti-Money Laundering
  - Enterprise

Payments Management

- ACI Payments Manager
- ACI SmartChip Manager
- ACI Card Manager
- ACI Claims Manager
- ACI Customer Dispute Management

TSA has a comprehensive electronic payments suite

© 2007 Transaction Systems Architects, Inc.

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TSA

What Our Products Do Enterprise support for the payments value chain Retail Payment Engines Device driving Authentication Switching Authorization Interface to payment networks Stand-in processing and disaster recovery Settlement and reconciliation Reporting Customer dispute management Card management Smartcard lifecycle management Online banking Authentication and authorization Payment messaging and reporting Interface to payment networks Liquidity management Trade finance Enterprise-level fraud prevention and detection Rules or model-based fraud detection Real-time or post-transaction fraud detection Fraud case management and workflow Custom models Wholesale Payment Engines Risk Management Payments Management

Powering the World’s Payment Systems TSA is the technology behind the largest payment systems in the world Retail Payment Engines Largest bank-owned ATM network in the U.S. (Bank of America) Visa Europe switch Largest merchant-acquiring business in the U.K. (Royal Bank of Scotland) Largest merchant-acquiring business in Canada (Moneris) Driving EMV implementations worldwide Providing settlement solutions for new products at the top bank in the U.S. The technology underpinning Hong Kong’s national ID system 14 of the top 25 U.S. banks with MTS 12 of the top 25 U.S. banks with EB Largest single bank in terms of daily wire volume (Bank of New York) Platform for top international bank (Fortis) Saving National Bank of Australia millions in credit card fraud Award-winning fraud implementations at ABN AMRO Brazil and National Australia Bank Helping drive fraud out of Canada at 4 of the top 5 banks Wholesale Payment Engines Risk Management Payments Management

How We Win* End-to-end solution Investment in regulatory compliance Scale, availability and manageability Platform for payments convergence Full-service offering, including On Demand Lower cost per transaction More control for the customer over pricing, packaging and service levels More flexibility in deployment options Better integration with back-end systems Global reach and support More complete, more scalable solutions Investment in ongoing R&D Corporate strength and track record Key partnerships Reduced cost of operations Better, more timely regulatory compliance Integrated solutions suite, supports convergence More current technology TSA has key points of differentiation vs the alternatives Overall differentiators Versus home-grown solutions Versus 3rd-party processors Versus other software companies

How We Grow

Elements of Our Growth* Volumes On Demand, Services Cross-sell Share Selling capacity-based licenses in an industry where electronic payment volumes are growing Replacing aging technology, including IBM-compatible and open-systems segments, and winning in the international wholesale payments space, plus refining the distribution model Selling value-added solutions to existing customers and driving towards converged payments systems Going to smaller prospects, offering more choice for access to TSA’s solutions, and investing to offer more services to the base TSA has both organic and acquisition-based growth opportunities Key Elements of TSA’s Growth Opportunity

Acquisition Strategy Ensure strategic clarity (link business strategy to transactions) Programmatic approach We are integrators, not aggregators Must create shareholder value Fill product gaps (retail, wholesale, fraud, tools, delivery) Extend product portfolio Extend geographic reach (A/P, LA) Leverage global distribution strength Guiding Principles Focus & Future Activity Product Extension Extended technology and added scale in payments (Retail) Added geographic distribution (Geographic Reach) Integration complete (3Q’05) Added leading consumer payments software in Germany, 3rd largest market (Retail, Geographic Reach) Integration complete, consolidated German operations (2Q’06) Geographic Extension Added leading Web-based enterprise business banking platform for U.S. banks (Wholesale) Catalyst for “On-Demand” services (Delivery) Integration on track, created ACI Wholesale Banking group by combining with ACI MTS product line (4Q’06) Extended technology in payments (Wholesale) Added geographic distribution (Geographic Reach) Added critical mass in India (Global Distribution Strength) (1Q’07)

Our Vision Statement*

Essential, Primary Basis for Competition

ACI's Leading, Gold Standard Payment Engines

Payment Engine Hub

- Identification
- Authorization
- Authentication
- Switching
- Settlement
- Communications
- STP / Exception Management
- Positive Human Factors

Related-Function Technologies

- Risk Management
  - Fraud
  - AML
  - Anti-Terror
  - Smartcard EMV
  - Liquidity Mgt
  - Resiliency / Recovery
- Chargeback / Claims
- Card Management

Will Create Leading Market Positions Here →

Exploitation of Functional Channels

Software Development / Distribution

Processing Models for:

- Facilities Management
- Service Bureau
- ASP

And Here →

In Geographies

North America, Western Europe, Latin America, Eastern Europe, Africa, Asia / Pacific, Russia, Japan, China, Middle East, Indian Sub-Continent

And Here →

In Industry Segments

Financial Services

Retailing

Should Create Leading Market Positions Here →

Extended-Function Technologies

"Enterprise" Payment Hub

Cash Management

Document Transmission

Account Reconciliation

Multiple - Languages

And Possibly Here →

Healthcare Claim Payments

Government ID / Authentication

Hong Kong, Saudi Arabia

U.S. Government Agencies

- Medicare

© 2007 Transaction Systems Architects, Inc.

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TSA

How We Measure It

Revenue - $ millions Backlog - $ millions Operating Free Cash Flow* - $ millions Adjusted Non-GAAP EPS* *Free cash flow calculated as operating cash flow minus capex, adjusted for one-time items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation. $292.8 $313.2 $347.9 $431 - $450 $250 $1,027 $289 $1,226 $1,331 - $1,361 $54 $48 $44 $60 - $70 $1.57 - $1.86 $1.29 $1.13 $1.22 *Adjusted non-GAAP eps is calculated as GAAP eps less intangible amortization from acquisitions, stock-based compensation expense and special items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation -50 25 100 175 250 325 400 475 550 625 700 FY2004 FY2005 FY2006 CY2007E ACI S2 P&H 0 250 500 750 1000 1250 1500 1750 2000 9/30/2005 9/30/2006 12/31/2007(e) 60 Month Backlog 12 Month Backlog -5 20 45 70 95 120 FY2004 FY2005 FY2006 CY2007E OFCF 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 2.25 2.5 2.75 3 3.25 3.5 FY2004 FY2005 FY2006 CY2007E Earnings per Share Key Financial Metrics*

Key Financial Metrics - Revenue Revenue by Geo Revenue by Type Revenue by Product Line Product Revenue Mix Over Time FY2006 FY2006 FY2006 CY2010E 53% of TSA’s revenue recurs on a monthly basis. On Demand revenue is expected to comprise 15-20% of total revenue in 2010 Americas Int'l 18% US 34% Asia- Pacific 10% EMEA 38% Payments Mgmt 4% Risk Mgmt. 5% Cross Industry 14% Wholesale Payments 8% Retail Payment Engine 69% Maint 30% Facilities Mgmt. 4% Services 16% Software License Fees (MLF) 20% Software License Fees (ILF) 30% Payments Mgmt 5% Risk Mgmt. 9% Cross Industry 6% Wholesale Payments 23% Retail Payment Engine 57%

EBITDA* - $ millions Operating Income - $ millions $61 $69 $71 $54 $64 $62 $72 to $87 $97 to $112 Operating margin and EBITDA are adjusted for one-time items. *EBITDA is a Non-GAAP measure. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation. 0 25 50 75 100 125 150 FY2004 FY2005 FY2006 CY2007E EBITDA 0 25 50 75 100 125 150 FY2004 FY2005 FY2006 CY2007E Op Margin 23% 20% 22% 21% 10 20 30 40 50 Key Financial Metrics - Profitability 10 20 30 40 50

TSA’s Balance Sheet and ROIC Assets Liabilities Return on Equity and Invested Capital 9/30/06 9/30/06 Strong, leverageable balance sheet Minimum $75 million unused line available Significant incremental borrowing capacity High return on equity and invested capital relative to industry peers Equity, 50% Note Payable, 14% Other, 17% Deferred Revenue, 19% 0 10 20 30 40 50 2002 2003 2004 2005 2006 Fiscal Year Percent ROE ROIC Goodwill, 36% Receivables, 16% Software, 6% Other, 21% Cash and Cash Equivalents, 21%

Increasing Shareholder Value 28% compound growth rate in market capitalization over the past 3 years $605 $703 $1,037 $1,275 Forward multiple on CY07 guidance = 18.6x Forward multiple based on stock price @ 3/31/07, and based on midpoint of adjusted non-GAAP eps guidance. 0 250 500 750 1000 1250 1500 1750 2000 2003 2004 2005 2006 At 9/30 Market Cap (mil)

Deployment of Capital Profitable Growth Global revenue initiatives (e.g., On-Demand, Professional Services, Convergence) “Go-Direct” in selected countries (e.g., Asia/Pacific and Latin America) Productivity improvements Mergers, acquisitions, divestitures, partnerships Shareholder return focus Capital efficient (Capex <2% of revenue) Stock buybacks Thoughtful use of leverage Shareholder return focus Corporate Development Activity Capital Structure

Risks and Obstacles TSA has strategies in place to help address key industry and competitive risks Customer Inertia Issue High systems switching costs Mitigation Strategy Offer compelling advantages Ensure distribution model facilitates access to deals New Competition Issue Competition likely based on price or new technology Mitigation Strategy R&D investment Process efficiency refinements Macro-economic Issues Issue Foreign exchange fluctuations Mitigation Strategy Built-in hedges based on global infrastructure deployment and contracting policies Payment Volumes Issue Slowing of volume increases in key segments Mitigation Strategy Focus on winning new accounts and cross-selling new solutions

Closing TSA is a solid investment for the long-term growth investor Best Payments Solutions Gold Standard for enterprise payments technology Comprehensive features for the payments value chain TSA plays an “honest broker” role Strong cash flow Long-term revenue growth Long-term backlog growth Leveraged earnings growth Leverageable balance sheet Over 800 customers in 84 countries Represented in countries comprising 95% of world GDP Direct sales model, supplemented by in-country distributors Positive industry fundamentals driven by payment volume growth, industry consolidation and regulatory pressures Payment volumes growing at 4X global gross domestic product Global Presence

www.tsainc.com

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,” “expects,” “looks forward to,” and words and phrases of similar impact, and include but are not limited to statements regarding future operations, business strategy and business environment and specifically include amounts estimated in the 12-month and 60-month backlogs, the Company’s revenue and earnings guidance, and the Company’s long-term revenue and earnings growth objectives. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: Company’s expectations regarding positive industry fundamentals driven by payment volume growth, industry consolidation and regulatory pressure; Company’s expectations regarding penetration in top 500 world banks, leadership position in international wholesale banking segment, leadership position in global retailer segment and penetration of top 500 world banks with its fraud solutions; Company’s expectation regarding its growth rate and industry growth rate in excess of traditional capital expenditure growth rates; Company’s expectation regarding the wholesale banking segment as its highest potential growth segment, with significant international opportunities; Company’s expectation regarding investing in the retail banking segment will lead to additional market share; Company’s expectation regarding its organic and acquisition-based growth opportunities; Company’s expectation its leading, gold standard payment engines will create leading market positions in additional geographies and possibly in new industry segments; Company’s operating free cash flow, backlog, adjusted non-GAAP eps estimates; Company’s revenues and EPS estimates for calendar 2007; Company’s product revenue mix over time; Company’s expectation regarding its significant incremental borrowing capacity; and Company’s high return on equity and invested capital relative to industry peers. .

Forward-Looking Statements (continued) Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on May 11, 2007, and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock.”

 Forward-Looking Statements (continued) The risks identified in the Company’s filings with the Securities and Exchange Commission include: Risks associated with the restatement of the Company’s financial statements; Risks associated with not having current financial information available and the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC; Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from the lender in the future in order to comply with the financial reporting requirements of the Company’s bank debt, the failure to do so which could have a material adverse effect on the Company’s business, liquidity and financial conditions; Risks associated with the delay in filing its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 with the SEC and any failure to satisfy other NASDAQ listing requirements could cause the NASDAQ to commence suspension or delisting procedures with respect to its common stock; Risks associated the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; Risks associated with the complexity of the Company’s software products; Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue; Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree; Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; Risks associated with the Company’s stock price which may be volatile; Risks associated with conducting international operations; Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; Risks associated with future acquisitions and investments which could materially adversely affect the Company; Risks associated with the Company’s ability to protect its intellectual property and technology and may be subject to increasing litigation over its intellectual property rights; Risks associated with the Company’s restructuring plan which may not achieve expected efficiencies; Risks associated with litigation that could materially adversely affect our business financial condition and/or results of operations; Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and Risks associated with the assessment and maintenance of internal controls over the Company’s financial reporting.

Forward-Looking Statements (continued) Backlog Estimates The Company’s 12-month and 60-month backlog estimates are based on the Company’s judgment about future events which, as described above, involve a number of risks and uncertainties. The Company estimates backlog using the methodology described in the Company’s Form 10-Q filed on August 9, 2006 in the section entitled “Backlog” under Item 2. – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION – and on the Company’s website at www.tsainc.com. Non-GAAP Financial Measures Reconciliation This presentation includes non-GAAP information: EBITDA, Operating Free Cash Flow and Adjusted Non-GAAP EPS. EBITDA is defined as net income before interest, taxes, depreciation and amortization. The Company uses EBITDA as a performance measure and provides EBITDA to investors to complement results provided in accordance with GAAP, as management believes the measure helps illustrate underlying operating trends in the Company’s business and uses the measure to establish internal budgets and goals, manage the business and evaluate performance. Because EBITDA excludes some, but not all, items that affect net income and the definition of EBITDA may vary among other companies, the EBITDA measure presented by the Company may not be calculated and presented in accordance with GAAP. Operating Free Cash Flow is defined as net cash flow from operating activities adjusted for selected one-time items minus capital expenditures. The Company utilizes this non-GAAP financial measure, as an indicator of cash flow available for debt repayment and other investing activities, such as acquisitions. The Company utilizes operating free cash flow as a further indicator of operating performance and for planning investing activities. Adjusted non-GAAP EPS is defined as GAAP earnings per share adjusted for selected one-time times plus amortization of acquisition-related intangibles and non-cash equity-based compensation. The Company believes that providing earnings per share on an adjusted, non-GAAP basis is useful to it investors as an operating measure because it excludes certain expenses and therefore provides a consistent basis for comparison of the Company’s expenses from period to period.

Forward-Looking Statements (continued)



Reconciliation of EBITDA ($ thousands)	FY ended Sept 30, 2004	2005	2006	CY2007e
Operating income	54,294	64,251	53,778	72,000 to 87,000
Selected one-time items				
Lawsuit	-	-	8,450	-
Goodwill impairment charge	-	-	-	-
Stock Option Review	-	-	-	4,000
Operating income adjusted for selected one-time items	54,294	64,251	62,228	76,000 to 91,000
Depreciation & Amortization	6,571	5,180	8,362	21,000
EBITDA	60,865	69,431	70,590	97,000 to 112,000

Reconciliation of Operating Free Cash Flow ($ thousands)	FY ended Sept 30, 2004	2005	2006	CY2007e
Net cash flow from operating activities	58,091	53,151	60,701	66,000 to 74,000
Selected one-time items				
Lawsuit	-	-	-	-
Stock Option Review	-	-	-	4,000
IRS Settlement	-	-	(10,900)	-
Net cash flow from operating activities adjusted for selected one-time items	58,091	53,151	49,801	70,000 to 78,000
Capital Expenditures	3,862	5,405	5,988	10,000 to 8,000
Operating Free Cash Flow	54,229	47,746	43,813	60,000 to 70,000

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS ($ thousands)	FY ended Sept 30, 2004	2005	2006	CY2007e
GAAP Earnings Per Share (Diluted)	1.21	1.12	1.45	1.16 to 1.45
Selected one-time items				
One-time tax benefit	-	-	(0.46)	-
Lawsuit settlement cost	-	-	0.14	-
Cost of stock options review	-	-	-	0.05
Adjusted earnings per share after selected one-time items	1.22	1.12	1.13	1.21 to 1.50
Amortization of acquisition-related intangibles	-	0.01	0.05	0.22
Non-cash equity-based compensation	-	-	0.11	0.14
Adjusted Non-GAAP earnings per share	1.22	1.13	1.29	1.57 to 1.86

© 2007 Transaction Systems Architects, Inc.

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TSA

www.tsainc.com